EXHIBIT 99.1

Beacon Financial Corporation Announces Second Quarter Results

Net Income of $64.4 million, EPS of $0.77

Quarterly Dividend of $0.3225

BOSTON, July 29, 2026 (GLOBE NEWSWIRE) -- Beacon Financial Corporation (NYSE: BBT) (the “Company”) today announced net income of $64.4 million, or $0.77 per basic and diluted share, for the second quarter of 2026, compared to $46.2 million, or $0.55 per basic and diluted share, for the first quarter of 2026, and $22.0 million, or $0.25 per basic and diluted share, for the second quarter of 2025.

“Our results this quarter demonstrate improved operating momentum, disciplined execution, and continued progress following our merger integration,” said Paul Perrault, the Company’s President and Chief Executive Officer.

“We grew total assets, deposits and non-interest income modestly, expanded the net interest margin, and reduced expenses, while maintaining our focus on credit discipline and long-term value creation for our stockholders. While competition is intense and the external environment remains unsettled, we are well positioned to build on this progress in the quarters ahead.”

Presentation of Results - The Merger

The Company’s merger of equals (the “Merger”) with Brookline Bancorp, Inc. (“Brookline”) was accounted for as a reverse acquisition using the acquisition method of accounting, with the Company treated as the legal acquirer and Brookline treated as the accounting acquirer for financial reporting purposes. The Company’s financial results for the period ended June 30, 2025 reflect Brookline’s results only on a standalone basis. As a result, the Company’s financial results for the second quarter of 2026 may not be directly comparable to prior reported periods.

BALANCE SHEET

Total assets increased $23.3 million during the quarter to $22.3 billion at June 30, 2026. Total assets increased $10.7 billion from June 30, 2025, primarily due to the assets assumed in the Merger.

Total loans and leases decreased $101.9 million to $17.8 billion at June 30, 2026 from March 31, 2026, primarily due to a decline in commercial real estate and equipment financing loans, partially offset by an increase in commercial and consumer loans, and increased $8.2 billion from June 30, 2025, primarily due to the loans and leases assumed in the Merger.

Total investment securities at June 30, 2026 increased $42.6 million to $1.8 billion from March 31, 2026, and increased $894.6 million from June 30, 2025, primarily due to investment securities assumed in the Merger.

Total cash and cash equivalents at June 30, 2026 increased $103.2 million to $1.2 billion from March 31, 2026, and increased $709.4 million from June 30, 2025, primarily due to cash and equivalents assumed in the Merger.

Total deposits as of June 30, 2026 increased $193.6 million from March 31, 2026, consisting of a $92.8 million increase in customer deposits and a $102.5 million increase in brokered deposits while payroll deposits remained flat. Total deposits increased $9.5 billion from June 30, 2025, primarily due to the deposits assumed in the Merger.

Total borrowed funds at June 30, 2026 decreased $183.9 million from March 31, 2026, and decreased $266.5 million from June 30, 2025.

The ratio of stockholders’ equity to total assets was 11.41 percent at June 30, 2026, compared to 11.27 percent at March 31, 2026, and 10.84 percent at June 30, 2025. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 9.25 percent at June 30, 2026, compared to 9.07 percent at March 31, 2026, and 8.82 percent at June 30, 2025. Tangible book value per common share (non-GAAP) increased $0.50 from $23.48 at March 31, 2026 to $23.98 at June 30, 2026, and increased $12.78 from $11.20 at June 30, 2025.

NET INTEREST INCOME

Net interest income increased $2.4 million to $193.2 million during the second quarter of 2026 from $190.8 million for the quarter ended March 31, 2026. The net interest margin increased 3 basis points to 3.81 percent for the three months ended June 30, 2026 from 3.78 percent for the three months ended March 31, 2026, primarily driven by a higher yield on loans and leases and lower funding costs offset by lower interest income as a result of a decline in average loan balances.

NON-INTEREST INCOME

Total non-interest income for the quarter ended June 30, 2026 increased $2.0 million to $26.0 million from $23.9 million for the quarter ended March 31, 2026. The increase was primarily driven by increases of $1.2 million in gain on sales of loans and leases, $0.6 million in loan level derivative income, net, and $0.4 million in wealth management fees, partially offset by a $0.6 million decline in bank-owned life insurance (BOLI) income.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $5.0 million for the quarter ended June 30, 2026, compared to $7.9 million for the quarter ended March 31, 2026. The decline in provision quarter over quarter was largely driven by a lower level of outstanding loans and minimal credit deterioration compared to the prior quarter.

Total net charge-offs for the second quarter of 2026 were $14.3 million compared to $13.6 million in the first quarter of 2026. The $14.3 million in net charge-offs were primarily driven by a Boston office loan, a large industrial laundry loan at Eastern Funding, and two rent controlled multi-family properties. These charge-offs were largely specifically reserved for in prior periods. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis increased to 32 basis points for the second quarter of 2026 from 30 basis points for the first quarter of 2026.

The allowance for loan and lease losses represented 1.34 percent of total loans and leases at June 30, 2026, compared to 1.36 percent at March 31, 2026, and 1.32 percent at June 30, 2025.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.86 percent at June 30, 2026, an increase of 0.03 percent from 0.83 percent at March 31, 2026. Total nonaccrual loans and leases increased $4.0 million to $152.7 million at June 30, 2026, from $148.6 million at March 31, 2026. The ratio of nonperforming assets to total assets was 0.70 percent at June 30, 2026, an increase from 0.68 percent at March 31, 2026. Total nonperforming assets increased $3.9 million to $155.2 million at June 30, 2026 from $151.2 million at March 31, 2026. The increase in nonperforming assets was largely driven by higher nonaccruals at Eastern Funding.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2026 decreased $13.6 million to $127.3 million from $140.8 million for the quarter ended March 31, 2026, of which included $13.0 million related to merger and restructuring expenses which were completed in the first quarter of 2026. The remaining $0.6 million decrease was primarily driven by decreases of $1.8 million in equipment and data processing expense driven by system consolidation, $1.3 million in occupancy expense, and $1.0 million in FDIC insurance expense, partially offset by an increase of $3.2 million in other non-interest expense primarily due to an increase of $1.1 million in loan workout expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 26.0 percent and 27.7 percent for the three and six months ended June 30, 2026 compared to 29.9 percent for the three months ended March 31, 2026 and 25.6 percent and 25.3 percent for the three and six months ended June 30, 2025.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 1.17 percent during the second quarter of 2026 from 0.84 percent for the first quarter of 2026.

The annualized return on average stockholders' equity increased to 10.15 percent during the second quarter of 2026 from 7.32 percent for the first quarter of 2026. The annualized return on average tangible stockholders’ equity (non-GAAP) increased to 12.84 percent for the second quarter of 2026 from 9.30 percent for the first quarter of 2026.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.3225 per share for the quarter ended June 30, 2026. The dividend will be paid on August 28, 2026 to stockholders of record on August 14, 2026.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, July 30, 2026 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website at www.beaconfinancialcorporation.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/795588966. To listen to the call without access to the slides, interested parties may dial 800-715-9871 (United States) or 646-307-1963 (internationally) and ask for the Beacon Financial Corporation conference call (Access Code: 6567963). A recorded playback of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 800-770-2030 (United States & Canada) or 609-800-9909 (internationally) and entering the passcode: 6567963.

ABOUT BEACON FINANCIAL CORPORATION

Beacon Financial Corporation (NYSE: BBT) is the holding company for Beacon Bank & Trust, commonly known as Beacon Bank, a full-service regional bank serving the Northeast. Headquartered in Boston, the Company has $22.3 billion in assets and more than 145 branches throughout New England and New York. Beacon Bank offers a full suite of tailored banking solutions including commercial, cash management, asset-based lending, retail, consumer and residential products and services. The Company also provides equipment financing through its Eastern Funding subsidiary, SBA lending through its 44 Business Capital division, and private wealth services through Clarendon Private.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements in other documents it files with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, changes in interest rates; general economic conditions (including the impact of ongoing armed conflicts, tariffs, inflation, and concerns about liquidity) on a national basis or in the local markets in which the Company operates; ongoing turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings after tax, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson Beacon Financial Corporation Chief Financial and Strategy Officer (617) 425-5331 carl.carlson@beaconbank.com

MEDIA CONTACT:

Contact:	Gary Levante Beacon Financial Corporation Chief Marketing Officer (413) 447-1737 gary.levante@beaconbank.com

BEACON FINANCIAL CORPORATION AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$193,207	$190,774	$199,741	$128,850	$88,685
Provision for credit losses on loans and unfunded commitments	5,007	7,899	8,141	20,268	6,997
Provision (recovery) of credit losses on investments	(85)	47	(35)	32	3
Non-interest income	25,988	23,947	25,918	12,345	5,970
Non-interest expense	127,256	140,822	142,366	129,296	58,061
Income (loss) before provision for income taxes	87,017	65,953	75,187	(8,401)	29,594
Net income (loss)	64,426	46,217	53,366	(4,221)	22,026

Performance Ratios:
Net interest margin (1)	3.81%	3.78%	3.82%	3.62%	3.32%
Interest-rate spread (1)	3.13%	3.02%	3.15%	2.94%	2.57%
Return on average assets (annualized)	1.17%	0.84%	0.94%	(0.11)%	0.77%
Return on average tangible assets (annualized) (non-GAAP)	1.20%	0.86%	0.97%	(0.11)%	0.79%
Return on average stockholders' equity (annualized)	10.15%	7.32%	8.70%	(1.01)%	7.04%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	12.84%	9.30%	11.19%	(1.27)%	8.85%
Efficiency ratio (2)	58.06%	65.58%	63.09%	91.57%	61.34%
Core efficiency ratio (3)	54.26%	55.64%	52.81%	56.55%	59.36%

Per Common Share Data:
Net income (loss) — Basic	$0.77	$0.55	$0.64	$(0.05)	$0.25
Net income (loss) — Diluted	0.77	0.55	0.64	(0.05)	0.25
Cash dividends declared	0.3225	0.3225	0.3225	0.3225	0.135
Book value per share (end of period)	30.30	29.88	29.78	29.33	14.08
Tangible book value per share (end of period) (non-GAAP)	23.98	23.48	23.32	22.75	11.20
Stock price (end of period)	30.45	30.00	26.37	23.71	10.55

Balance Sheet:
Total assets	$22,250,964	$22,227,616	$23,220,372	$22,867,458	$11,568,745
Total loans and leases	17,822,218	17,924,156	18,029,552	18,305,379	9,582,374
Total deposits	18,485,864	18,292,280	19,514,657	18,904,063	8,961,202
Total stockholders’ equity	2,539,796	2,504,781	2,496,061	2,461,015	1,254,171

Asset Quality:
Nonperforming assets	$155,155	$151,239	$116,747	$101,990	$63,596
Nonperforming assets as a percentage of total assets	0.70%	0.68%	0.50%	0.45%	0.55%
Allowance for loan and lease losses	$238,189	$244,377	$252,839	$253,735	$126,725
Allowance for loan and lease losses as a percentage of total loans and leases	1.34%	1.36%	1.40%	1.39%	1.32%
Net loan and lease charge-offs (4)	14,280	$13,551	$9,019	$15,857	$5,127
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.32%	0.30%	0.20%	0.51%	0.21%

Capital Ratios:
Stockholders’ equity to total assets	11.41%	11.27%	10.75%	10.76%	10.84%
Tangible stockholders’ equity to tangible assets (non-GAAP)	9.25%	9.07%	8.62%	8.56%	8.82%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.
(3) Core efficiency ratio excludes amortization of identified intangible assets.
(4) The balance at September 30, 2025 excludes a $15.8 million Merger Day 1 charge-offs write up.

BEACON FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$240,680	$185,692	$201,557	$182,251	$87,386
Short-term investments	975,423	927,256	1,840,188	1,038,369	419,362
Total cash and cash equivalents	1,216,103	1,112,948	2,041,745	1,220,620	506,748
Investment securities available-for-sale	1,761,297	1,718,710	1,688,768	1,739,423	866,684
Total investment securities	1,761,297	1,718,710	1,688,768	1,739,423	866,684
Allowance for investment security losses	(56)	(141)	(94)	(129)	(97)
Net investment securities	1,761,241	1,718,569	1,688,674	1,739,294	866,587
Loans and leases held-for-sale	—	—	—	83,330	—
Loans and leases:
Commercial real estate loans	9,884,139	9,957,408	10,012,094	10,247,090	5,485,546
Commercial loans and leases	3,981,803	4,011,974	3,947,363	3,950,693	2,520,347
Consumer loans	3,956,276	3,954,774	4,070,095	4,107,596	1,576,481
Total loans and leases	17,822,218	17,924,156	18,029,552	18,305,379	9,582,374
Allowance for loan and lease losses	(238,189)	(244,377)	(252,839)	(253,735)	(126,725)
Net loans and leases	17,584,029	17,679,779	17,776,713	18,051,644	9,455,649
Restricted equity securities	90,660	97,441	87,438	99,431	66,481
Premises and equipment, net of accumulated depreciation	161,175	161,141	162,474	158,375	83,963
Right-of-use asset operating leases	82,909	84,851	82,817	84,238	42,415
Deferred tax asset	138,466	142,827	149,487	178,456	52,325
Goodwill	357,358	355,269	351,613	353,471	241,222
Identified intangible assets, net of accumulated amortization	172,906	181,234	189,562	198,339	14,600
Other real estate owned and repossessed assets	2,505	2,623	2,591	3,360	1,288
Cash surrender value of bank-owned life insurance policies	335,523	336,980	334,442	332,840	85,479
Other assets	348,089	353,954	352,816	364,060	151,988
Total assets	$22,250,964	$22,227,616	$23,220,372	$22,867,458	$11,568,745
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$3,910,604	$3,861,000	$4,032,529	$3,905,559	$1,726,933
Interest-bearing deposits:
NOW accounts	1,569,862	1,520,600	1,445,894	1,470,808	650,707
Savings accounts	3,035,355	3,088,857	2,954,029	2,904,888	1,795,761
Money market accounts	4,461,990	4,393,607	4,636,548	4,545,231	2,153,709
Payroll deposit accounts	1,212,178	1,213,861	1,878,758	1,044,462	—
Certificate of deposit accounts	4,064,518	4,085,511	4,156,540	4,127,226	1,877,661
Brokered deposit accounts	231,357	128,844	410,359	905,889	756,431
Total interest-bearing deposits	14,575,260	14,431,280	15,482,128	14,998,504	7,234,269
Total deposits	18,485,864	18,292,280	19,514,657	18,904,063	8,961,202
Borrowed funds:
Advances from the FHLB	633,292	822,091	555,788	841,044	934,669
Subordinated debentures and notes	202,278	198,989	198,572	198,283	84,397
Other borrowed funds	53,022	51,423	34,000	41,189	135,985
Total borrowed funds	888,592	1,072,503	788,360	1,080,516	1,155,051
Operating lease liabilities	90,936	92,820	90,713	92,211	43,528
Reserve for unfunded credits	13,470	16,555	13,746	13,727	4,586
Accrued expenses and other liabilities	232,306	248,677	316,835	315,926	150,207
Total liabilities	19,711,168	19,722,835	20,724,311	20,406,443	10,314,574
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 89,576,403 shares issued, 89,576,403 shares issued, 89,576,403 shares issued, 89,576,403 shares issued, and 96,998,075 shares issued, respectively	896	896	896	896	970
Additional paid-in capital	2,164,080	2,172,982	2,171,885	2,171,912	904,697
Retained earnings	542,304	504,976	485,862	459,598	475,781
Accumulated other comprehensive income	(34,929)	(31,411)	(20,002)	(28,905)	(39,378)
Treasury stock, at cost;
5,211,670, 5,548,772, 5,545,511, 5,449,039, and 7,039,136 shares, respectively	(132,555)	(142,662)	(142,580)	(142,486)	(87,899)
Total stockholders' equity	2,539,796	2,504,781	2,496,061	2,461,015	1,254,171
Total liabilities and stockholders' equity	$22,250,964	$22,227,616	$23,220,372	$22,867,458	$11,568,745

BEACON FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$265,596	$266,935	$285,795	$194,517	$143,933
Debt securities	18,370	16,510	16,335	10,984	6,691
Restricted equity securities	1,506	843	1,160	1,466	1,062
Short-term investments	8,162	8,096	9,293	5,438	2,386
Total interest and dividend income	293,634	292,384	312,583	212,405	154,072
Interest expense:
Deposits	88,959	93,056	102,439	71,901	52,682
Borrowed funds	11,468	8,554	10,403	11,654	12,705
Total interest expense	100,427	101,610	112,842	83,555	65,387
Net interest income	193,207	190,774	199,741	128,850	88,685
Provision for credit losses on loans	5,007	7,899	8,141	20,268	6,997
Provision (recovery) of credit losses on investments	(85)	47	(35)	32	3
Net interest income after provision for credit losses	188,285	182,828	191,635	108,550	81,685
Non-interest income:
Deposit fees	8,510	8,347	9,843	5,005	2,472
Loan fees	2,619	2,366	2,189	1,004	472
Loan level derivative income (loss)	1,391	775	721	635	(4)
Gain on sales of loans and leases held-for-sale	3,869	2,689	4,154	1,175	264
Wealth management fees	4,860	4,464	4,370	2,466	1,421
Other	4,739	5,306	4,641	2,060	1,345
Total non-interest income	25,988	23,947	25,918	12,345	5,970
Non-interest expense:
Compensation and employee benefits	70,280	69,650	70,204	49,999	35,147
Occupancy	11,791	13,097	11,877	6,921	5,349
Equipment and data processing	18,300	20,127	19,754	11,110	6,841
Professional services	2,769	2,462	2,778	2,114	1,471
FDIC insurance	3,332	4,320	1,924	1,971	1,880
Advertising and marketing	1,152	1,679	2,157	1,583	1,371
Amortization of identified intangible assets	8,328	8,328	8,777	3,587	1,431
Other	11,304	8,134	10,471	6,148	4,132
Total non-interest operating expense	127,256	127,797	127,942	83,433	57,622
Merger and restructuring expense	—	13,025	14,424	45,863	439
Total non-interest expense	127,256	140,822	142,366	129,296	58,061
Income (loss) before provision for income taxes	87,017	65,953	75,187	(8,401)	29,594
Provision (benefit) for income taxes	22,591	19,736	21,821	(4,180)	7,568
Net Income (loss)	$64,426	$46,217	$53,366	$(4,221)	$22,026
Earnings per common share:
Basic	$0.77	$0.55	$0.64	$(0.05)	$0.25
Diluted	$0.77	$0.55	$0.64	$(0.05)	$0.25
Weighted average common shares outstanding during the period:
Basic	83,816,086	83,816,086	83,851,381	87,508,517	89,104,605
Diluted	83,939,430	83,903,440	83,878,047	87,832,552	89,612,781
Dividends paid per common share	$0.3225	$0.3225	$0.3225	$0.3225	$0.135

BEACON FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2026	2025
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$532,531	$287,242
Debt securities	34,880	13,456
Restricted equity securities	2,349	2,265
Short-term investments	16,258	4,837
Total interest and dividend income	586,018	307,800
Interest expense:
Deposits	182,015	106,160
Borrowed funds	20,022	27,125
Total interest expense	202,037	133,285
Net interest income	383,981	174,515
Provision for credit losses on loans	12,906	12,971
Provision (recovery) of credit losses on investments	(38)	15
Net interest income after provision for credit losses	371,113	161,529
Non-interest income:
Deposit fees	16,857	4,833
Loan fees	4,985	865
Loan level derivative income (loss)	2,166	66
Gain on sales of loans and leases held-for-sale	6,558	288
Wealth management fees	9,324	2,911
Other	10,045	2,667
Total non-interest income	49,935	11,630
Non-interest expense:
Compensation and employee benefits	139,930	71,000
Occupancy	24,888	11,070
Equipment and data processing	38,427	13,853
Professional services	5,231	3,197
FDIC insurance	7,652	3,917
Advertising and marketing	2,831	2,239
Amortization of identified intangible assets	16,656	2,861
Other	19,438	8,536
Total non-interest operating expense	255,053	116,673
Merger and restructuring expense	13,025	1,410
Total non-interest expense	268,078	118,083
Income before provision for income taxes	152,970	55,076
Provision for income taxes	42,327	13,950
Net income	$110,643	$41,126
Earnings per common share:
Basic	$1.32	$0.46
Diluted	$1.32	$0.46
Weighted average common shares outstanding during the period:
Basic	83,816,086	89,104,060
Diluted	83,921,432	89,590,267
Dividends paid per common share	$0.6450	$0.270

BEACON FINANCIAL CORPORATION AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$67,645	$65,127	$41,246	$30,213	$987
Multi-family mortgage	9,484	12,995	4,065	2,994	1,433
Construction	—	—	—	535	—
Total commercial real estate loans	77,129	78,122	45,311	33,742	2,420

Commercial	20,873	22,626	16,716	14,035	8,687
Equipment financing	45,493	38,633	42,718	41,793	46,067
Total commercial loans and leases	66,366	61,259	59,434	55,828	54,754

Residential mortgage	5,991	5,807	6,465	6,597	3,572
Home equity	3,041	3,222	2,739	2,220	1,561
Other consumer	123	206	207	243	1
Total consumer loans	9,155	9,235	9,411	9,060	5,134

Total nonaccrual loans and leases	152,650	148,616	114,156	98,630	62,308

Other real estate owned	70	—	—	824	700
Other repossessed assets	2,435	2,623	2,591	2,536	588
Total nonperforming assets	$155,155	$151,239	$116,747	$101,990	$63,596

Loans and leases past due greater than 90 days and still accruing	$7,785	$5,834	$37,823	$23,570	$24,899

Nonperforming loans and leases as a percentage of total loans and leases	0.86%	0.83%	0.63%	0.54%	0.65%
Nonperforming assets as a percentage of total assets	0.70%	0.68%	0.50%	0.45%	0.55%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$244,377	$252,839	$253,735	$126,725	$124,145
Merger Day 1 allowance on non-PCD loans*	—	—	—	67,229	—
Merger Day 1 allowance on PCD loans	—	—	—	64,511	—
Charge-offs	(15,353)	(15,880)	(10,917)	(16,661)	(5,601)
Recoveries	1,073	2,329	1,898	804	474
Net charge-offs**	(14,280)	(13,551)	(9,019)	(15,857)	(5,127)
Provision for loan and lease losses excluding unfunded commitments***	8,092	5,089	8,123	11,127	7,707
Allowance for loan and lease losses at end of period	$238,189	$244,377	$252,839	$253,735	$126,725

Allowance for loan and lease losses as a percentage of total loans and leases	1.34%	1.36%	1.40%	1.39%	1.32%

NET CHARGE-OFFS:
Commercial real estate loans	$7,416	$6,997	$6,598	$819	$3,524
Commercial loans and leases	6,897	6,611	2,799	15,116	1,640
Consumer loans	(33)	(57)	(378)	(78)	(37)
Total net charge-offs**	$14,280	$13,551	$9,019	$15,857	$5,127

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.32%	0.30%	0.20%	0.51%	0.21%

*As a result of the adoption of ASU 2025-08, this amount, related to seasoned non-PCD loans, is recorded as part of purchase accounting adjustments, not through the provision.
** Excludes the impact of Merger Day 1 purchase accounting that resulted in $15.8 million of charge-offs during the three months ended September 30, 2025.
***Provision for loan and lease losses does not include provision (credit) of $(3.1 million), $2.8 million, $(0.0 million), $9.1 million of which $8.4 million was related to Merger Day 1, and $(0.7 million) for credit losses on unfunded commitments during the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively.

BEACON FINANCIAL CORPORATION. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	June 30, 2026			March 31, 2026			June 30, 2025
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$1,750,455	$19,013	4.35%	$1,684,382	$17,153	4.07%	$874,212	$6,752	3.09%
Restricted equity securities (2)	95,840	1,507	6.29%	84,281	845	4.01%	65,724	1,062	6.46%
Short-term investments	860,874	8,162	3.79%	879,562	8,096	3.68%	215,982	2,386	4.42%
Total investments	2,707,169	28,682	4.24%	2,648,225	26,094	3.94%	1,155,918	10,200	3.53%
Loans and Leases:
Commercial real estate loans (3)	9,865,901	142,453	5.71%	9,974,029	143,162	5.74%	5,533,208	77,136	5.51%
Commercial loans (3)	2,952,686	46,038	6.17%	2,877,031	44,646	6.21%	1,286,908	20,757	6.38%
Equipment financing (3)	1,052,189	21,675	8.24%	1,117,336	23,545	8.43%	1,240,128	25,069	8.09%
Consumer loans (3)	3,935,888	56,399	5.73%	4,006,808	56,561	5.66%	1,556,254	21,437	5.51%
Total loans and leases	17,806,664	266,565	5.99%	17,975,204	267,914	5.96%	9,616,498	144,399	6.01%
Total interest-earning assets	20,513,833	295,247	5.76%	20,623,429	294,008	5.70%	10,772,416	154,599	5.74%
Non-interest-earning assets	1,526,851			1,512,428			630,518
Total assets	$22,040,684			$22,135,857			$11,402,934

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$1,535,148	3,622	0.95%	$1,494,773	3,526	0.96%	$637,786	1,034	0.65%
Savings accounts	3,057,585	14,045	1.84%	3,032,997	13,612	1.82%	1,780,838	10,692	2.41%
Money market accounts	5,523,884	34,815	2.53%	5,709,490	35,969	2.55%	2,189,373	13,990	2.56%
Certificates of deposit	4,051,332	34,862	3.45%	4,136,313	36,870	3.62%	1,879,749	18,437	3.93%
Brokered deposit accounts	174,146	1,615	3.72%	307,179	3,079	4.06%	748,205	8,529	4.57%
Total interest-bearing deposits	14,342,095	88,959	2.49%	14,680,752	93,056	2.57%	7,235,951	52,682	2.92%
Borrowings
Advances from the FHLB	742,763	7,169	3.82%	476,434	4,678	3.93%	904,399	10,422	4.56%
Subordinated debentures and notes	199,243	3,693	7.41%	198,755	3,588	7.22%	84,380	1,718	8.14%
Other borrowed funds	54,565	606	4.46%	26,974	288	4.33%	46,086	565	4.93%
Total borrowings	996,571	11,468	4.55%	702,163	8,554	4.87%	1,034,865	12,705	4.86%
Total interest-bearing liabilities	15,338,666	100,427	2.63%	15,382,915	101,610	2.68%	8,270,816	65,387	3.17%
Non-interest-bearing liabilities:
Demand checking accounts	3,813,559			3,866,588			1,654,594
Other non-interest-bearing liabilities	348,856			362,368			225,469
Total liabilities	19,501,081			19,611,871			10,150,879
Stockholders’ equity	2,539,603			2,523,986			1,252,055
Total liabilities and equity	$22,040,684			$22,135,857			$11,402,934
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		194,820	3.13%		192,398	3.02%		89,212	2.57%
Less adjustment of tax-exempt income		1,613			1,624			527
Net interest income		$193,207			$190,774			$88,685
Net interest margin (5)			3.81%			3.78%			3.32%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BEACON FINANCIAL CORPORATION AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Six Months Ended
	June 30, 2026			June 30, 2025
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$1,717,601	$36,166	4.21%	$881,522	$13,566	3.08%
Restricted equity securities (2)	90,092	2,352	5.22%	67,743	2,266	6.69%
Short-term investments	843,590	16,258	3.85%	209,503	4,837	4.62%
Total investments	2,651,283	54,776	4.13%	1,158,768	20,669	3.57%
Loans and Leases:
Commercial real estate loans (3)	9,919,667	285,512	5.72%	5,591,973	154,379	5.49%
Commercial loans (3)	2,915,067	90,684	6.19%	1,262,130	40,455	6.38%
Equipment financing (3)	1,084,583	45,220	8.34%	1,260,663	51,034	8.10%
Consumer loans (3)	3,971,151	113,063	5.70%	1,552,633	42,298	5.46%
Total loans and leases	17,890,468	534,479	5.98%	9,667,399	288,166	5.96%
Total interest-earning assets	20,541,751	589,255	5.74%	10,826,167	308,835	5.71%
Non-interest-earning assets	1,546,257			646,577
Total assets	$22,088,008			$11,472,744

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$1,515,072	7,152	0.95%	$633,092	2,039	0.65%
Savings accounts	3,045,359	27,657	1.83%	1,762,366	20,865	2.39%
Money market accounts	5,616,174	70,780	2.54%	2,188,482	27,577	2.54%
Certificates of deposit	4,093,588	71,732	3.53%	1,883,049	38,030	4.07%
Brokered deposit accounts	240,295	4,694	3.94%	757,687	17,649	4.70%
Total interest-bearing deposits	14,510,488	182,015	2.53%	7,224,676	106,160	2.96%
Borrowings
Advances from the FHLB	610,334	11,847	3.86%	955,669	22,269	4.63%
Subordinated debentures and notes	199,001	7,281	7.32%	84,363	3,419	8.11%
Other borrowed funds	40,846	894	4.41%	58,704	1,437	4.94%
Total borrowings	850,181	20,022	4.68%	1,098,736	27,125	4.91%
Total interest-bearing liabilities	15,360,669	202,037	2.65%	8,323,412	133,285	3.23%
Non-interest-bearing liabilities:
Demand checking accounts	3,839,927			1,667,489
Other non-interest-bearing liabilities	355,574			238,169
Total liabilities	19,556,170			10,229,070
Stockholders’ equity	2,531,838			1,243,674
Total liabilities and equity	$22,088,008			$11,472,744
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		387,218	3.09%		175,550	2.48%
Less adjustment of tax-exempt income		3,237			1,035
Net interest income		$383,981			$174,515
Net interest margin (5)			3.80%			3.27%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BEACON FINANCIAL CORPORATION AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		Three Months Ended June 30,		Six Months Ended June 30,
		2026	2025	2026	2025
Reconciliation Table - Non-GAAP Financial Information

Reported Pretax Income		$87,017	$29,594	$152,970	$55,076
Add:
Merger and restructuring expense		—	439	13,025	1,410
Operating Pretax income		$87,017	$30,033	$165,995	$56,486
Effective tax rate		26.0%	25.3%	25.8%	24.8%
Provision for income taxes		22,591	7,590	42,827	14,008
Operating earnings after tax		$64,426	$22,443	$123,168	$42,478

Operating earnings per common share:
Basic		$0.77	$0.25	$1.47	$0.48
Diluted		$0.77	$0.25	$1.47	$0.47

Weighted average common shares outstanding during the period:
Basic		83,816,086	89,104,605	83,816,086	89,104,060
Diluted		83,939,430	89,612,781	83,921,432	89,590,267

Return on average assets *		1.17%	0.77%	1.00%	0.72%
Add:
Merger and restructuring expense (after-tax) *		—%	0.01%	0.09%	0.02%
Operating return on average assets *		1.17%	0.78%	1.09%	0.74%

Return on average tangible assets *		1.20%	0.79%	1.03%	0.73%
Add:
Merger and restructuring expense (after-tax) *		—%	0.01%	0.09%	0.02%
Operating return on average tangible assets *		1.20%	0.80%	1.12%	0.75%

Return on average stockholders' equity *		10.15%	7.04%	8.74%	6.61%
Add:
Merger and restructuring expense (after-tax) *		—%	0.10%	0.76%	0.17%
Operating return on average stockholders' equity *		10.15%	7.14%	9.50%	6.78%

Return on average tangible stockholders' equity *		12.84%	8.85%	11.08%	8.34%
Add:
Merger and restructuring expense (after-tax) *		—%	0.13%	0.97%	0.21%
Operating return on average tangible stockholders' equity *		12.84%	8.98%	12.05%	8.55%

* Ratios at and for the three months and six months ended are annualized.

	At and for the Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
	(Dollars in Thousands)

Net income (loss), as reported	$64,426	$46,217	$53,366	$(4,221)	$22,026

Average total assets	$22,040,684	$22,135,857	$22,644,481	$15,210,080	$11,402,934
Less: Average goodwill and average identified intangible assets, net	532,255	536,900	546,276	353,189	256,508
Average tangible assets	$21,508,429	$21,598,957	$22,098,205	$14,856,891	$11,146,426

Return on average tangible assets (annualized)	1.20%	0.86%	0.97%	(0.11)%	0.79%

Average total stockholders’ equity	$2,539,603	$2,523,986	$2,453,480	$1,678,208	$1,252,055
Less: Average goodwill and average identified intangible assets, net	532,255	536,900	546,276	353,189	256,508
Average tangible stockholders’ equity	$2,007,348	$1,987,086	$1,907,204	$1,325,019	$995,547

Return on average tangible stockholders’ equity (annualized)	12.84%	9.30%	11.19%	(1.27)%	8.85%

Total stockholders’ equity	$2,539,796	$2,504,781	$2,496,061	2,461,015	1,254,171
Less:
Goodwill	357,358	355,269	351,613	353,471	241,222
Identified intangible assets, net	172,906	181,234	189,562	198,339	14,600
Tangible stockholders' equity	$2,009,532	$1,968,278	$1,954,886	$1,909,205	$998,349

Total assets	$22,250,964	$22,227,616	$23,220,372	$22,867,458	$11,568,745
Less:
Goodwill	357,358	355,269	351,613	353,471	241,222
Identified intangible assets, net	172,906	181,234	189,562	198,339	14,600
Tangible assets	$21,720,700	$21,691,113	$22,679,197	$22,315,648	$11,312,923

Tangible stockholders’ equity to tangible assets	9.25%	9.07%	8.62%	8.56%	8.82%

Tangible stockholders' equity	$2,009,532	$1,968,278	$1,954,886	$1,909,205	$998,349

Number of common shares issued	89,576,403	89,576,403	89,576,403	89,576,403	96,998,075
Less:
Treasury shares	5,211,670	5,548,772	5,545,511	5,449,039	7,039,136
Unvested restricted shares	548,647	211,545	214,806	218,503	854,334
Number of common shares outstanding	83,816,086	83,816,086	83,816,086	83,908,861	89,104,605

Tangible book value per common share	$23.98	$23.48	$23.32	$22.75	$11.20

Non-interest expense	$127,256	$140,822	$142,366	$129,296	$58,061
Less:
Merger and restructuring expense	—	13,025	14,424	45,863	439
Total non-interest operating expense	$127,256	$127,797	$127,942	$83,433	$57,622
Less:
Amortization of identified intangible assets	8,328	8,328	8,777	3,587	1,431
Non-interest expense for operating efficiency ratio	$118,928	$119,469	$119,165	$79,846	$56,191

Efficiency ratio	58.06%	65.58%	63.09%	91.57%	61.34%
Core efficiency ratio	54.26%	55.64%	52.81%	56.55%	59.36%

A PDF accompanying this announcement is available at:
http://ml.globenewswire.com/Resource/Download/b1336b6a-057e-4b7a-9e33-2e200eedffbf